UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2013

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the 2013 Annual Meeting of Stockholders of Atlas Air Worldwide Holdings, Inc. (“AAWW” or the “Company”) held on May 22, 2013, AAWW’s stockholders approved an amendment to the Atlas Air Worldwide Holdings, Inc. 2007 Incentive Plan (as amended) (the “Plan”) to increase by 1,300,000 shares of AAWW Common Stock that may be issued pursuant to awards under the Plan. The amendment is described in greater detail in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders of AAWW (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 15, 2013. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan filed as Exhibit 10 attached hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) & (b) On May 22, 2013, the Company held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) in New York, New York. The final results of the stockholder vote on the four proposals brought before the Annual Meeting were as follows:

(1) Each of the nominees for Director was an incumbent, and all nominees were elected to serve until the 2014 Annual Meeting of Stockholders or until their successors are elected and qualified. The following table sets forth the voting results with respect to each nominee:

			Broker
Nominee	Votes For	Votes Withheld	Non-Votes
Robert F. Agnew	22,158,210	2,252,710	739,593
Timothy J. Bernlohr	22,157,605	2,253,315	739,593
Eugene I. Davis	18,210,804	6,200,116	739,593
William J. Flynn	23,138,956	1,271,964	739,593
James S. Gilmore III	23,130,811	1,280,109	739,593
Carol B. Hallett	19,798,423	4,612,497	739,593
Frederick McCorkle	18,870,232	5,540,688	739,593
Duncan J. McNabb	23,054,386	1,356,534	739,593

(2) The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified with the following votes:

Votes For	Votes Against	Abstentions

24,145,086	878,423	127,004

(3) In a non-binding advisory vote on the compensation of AAWW’s named executive officers as disclosed in the Proxy Statement, the Company’s stockholders voted as follows:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
9,254,084	15,007,747	149,089	739,593

(4) The amendment to the Company’s 2007 Incentive Plan (as amended) to increase the aggregate number of shares of Common Stock authorized for issuance under such Plan by 1,300,000 shares was approved with the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
20,328,676	3,947,657	134,587	739,593

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10 Atlas Air Worldwide Holdings, Inc. 2007 Incentive Plan (as amended)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

May 24, 2013	By:	/s/ Adam R. Kokas

Name: Adam R. Kokas
Title: Senior Vice President, General Counsel, Secretary and Chief Human Resources Officer

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Exhibit Index

Exhibit No.	Description

10	Atlas Air Worldwide Holdings, Inc. 2007 Incentive Plan (as amended)